EXHIBIT 10.16
Execution Version
AMENDMENT NO. 3 TO DEBTOR-IN-POSSESSION CREDIT AND NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO DEBTOR-IN-POSSESSION CREDIT AND NOTE PURCHASE AGREEMENT, dated as of July 29, 2024 (this “Agreement”), by and among the undersigned DIP Creditors, ENVIVA INC., a Delaware corporation (the “Company”) and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, each of the other Guarantors, ACQUIOM AGENCY SERVICES LLC (“Acquiom”) and SEAPORT LOAN PRODUCTS LLC (“Seaport”), as co-administrative agents (in such capacity, including any successor thereto in such capacity, the “Co-Administrative Agents”), and Acquiom, as collateral agent (in such capacity, including any successor thereto in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Debtor-In-Possession Credit and Note Purchase Agreement, dated as of March 15, 2024 (as amended by Amendment to Debtor-In-Possession Credit and Note Purchase Agreement, dated as of May 1, 2024 and Amendment No. 2 to Debtor-In-Possession Credit and Note Purchase Agreement, dated as of June 28, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to giving effect to this Agreement, the “Existing DIP Credit Agreement” and the Existing DIP Credit Agreement, as amended by this Agreement, the “Amended DIP Credit Agreement”), by and among the Company, the DIP Creditors party thereto from time to time, Acquiom and Seaport, as Co-Administrative Agents, and Acquiom, as Collateral Agent;

WHEREAS, each of the parties hereto has agreed to amend the Existing DIP Credit Agreement pursuant to Section 9.08(b) thereof in the manner set forth in Section 2 hereof, subject to the terms and conditions set forth herein; and

WHEREAS, each Credit Party party hereto expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and agrees to reaffirm its obligations pursuant to the Amended DIP Credit Agreement (as defined below), the Security Documents and the other Credit Documents to which it is a party.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended DIP Credit Agreement. The rules of construction specified in Section 1.02 of the Amended DIP Credit Agreement also apply to this Agreement, mutatis mutandis, as if fully set forth herein.

2.Amendments to the Credit Agreement. Each of the parties hereto agrees that, on and as of the Amendment No. 3 Effective Date (as defined below) and subject to the terms and conditions set forth in this Agreement:
(a)Section 5.04(a)(i) of the Existing DIP Credit Agreement shall be amended and restated in its entirety to read as follows:

“(x) with respect to the fiscal year ended December 31, 2023, no later than September 6, 2024 (or such later date agreed to by the Co-Administrative Agents at the written direction of the Required DIP Creditors, which direction may be given by email), (y) within 90 days after the end of each other fiscal year, the Company’s consolidated balance sheet and related statements of income, partners’ equity and cash flows showing the financial condition of the Company and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in all material respects in accordance with GAAP consistently applied, together with a customary “management discussion and analysis” provision and

(z) solely with respect to the fiscal year ended December 31, 2023, within 90 days after the end of such fiscal year, the Company’s unaudited consolidated balance sheet and related statements of income, partners’ equity and cash flows (which statements, for the avoidance of doubt, will be absent footnote disclosure) showing the financial condition of the Company and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in all material respects in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, together with a customary “management discussion and analysis” provision;”

(b)Section 5.04(a)(ii) of the Existing DIP Credit Agreement shall be amended and restated in its entirety to read as follows:
“within 60 days (or, solely with respect to (y) the fiscal quarter ended March 31, 2024, no later than October 4, 2024 and (z) the fiscal quarter ended June 30, 2024, no later than November 1, 2024) (or, in each case, such longer period of time or later date agreed to by the Co-Administrative Agents at the written direction of the Required DIP Creditors, which direction may be given by email) after the end of each fiscal quarter (other than the final fiscal quarter of any fiscal year) (commencing with the fiscal quarter ending March 31, 2024), the Company’s consolidated balance sheet and related statements of income, partners’ equity and cash flows showing the financial condition of the Company and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in all material respects in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, together with a customary “management discussion and analysis” provision;”

3.Representations and Warranties. By its execution of this Agreement, each Credit Party hereby represents and warrants that, as of the date hereof:

(a)such Credit Party (i) has the organizational power and authority to execute, deliver and carry out the terms of this Agreement, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and (iii) has duly executed and delivered this Agreement;

(b)this Agreement and the Amended DIP Credit Agreement constitute legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)the representations and warranties of each Credit Party set forth in Article III of the Amended DIP Credit Agreement and in each other Credit Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations were true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date; provided that, solely for purposes of this Section 3(c) and not for any other purpose, the reference in Section 3.15(a) of the Amended DIP Credit Agreement to the “Closing Date” shall instead be deemed to refer to the Amendment No. 3 Effective Date; and

(d)immediately before and after giving effect to this Agreement and the transactions contemplated under this Agreement, no Default or Event of Default has occurred and is continuing.

4.Conditions Precedent to Effectiveness. The effectiveness of the amendment specified in Section 2 hereof, in each case, are subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Amendment No. 3 Effective Date”):

(a)Execution of this Agreement. The Co-Administrative Agents shall have received duly executed counterparts of this Agreement from the Co-Administrative Agents, the Required DIP Creditors, the Company and the other Credit Parties.

(b)Payment of Fees and Expenses. The Company shall have paid (or caused to be paid), to the extent invoiced at least three (3) Business Days prior to the Amendment No. 3 Effective Date, all costs, fees and expenses of Acquiom and Seaport (including, without limitation, legal fees and expenses), in each case, required to be paid by the Company.

(c)Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

(d)No Default or Event of Default. As of the Amendment No. 3 Effective Date, immediately before and after giving effect to this Agreement and the transactions contemplated by this Agreement, no Default or Event of Default shall have occurred and be continuing.

5.Reaffirmations.

(a)Each Credit Party, subject to the terms and limits contained in the Amended DIP Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended DIP Credit Agreement) pursuant to the Guarantee and Collateral Agreement and other Security Documents. Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Existing DIP Credit Agreement effected pursuant to this Agreement. Each Credit Party hereby confirms that each Credit Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b)Each Credit Party hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Credit Documents the payment and performance of the Obligations, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Credit Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended DIP Credit Agreement), subject to the terms contained in the applicable Credit Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Credit Document to which it is a party.

6.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.08 of the Amended DIP Credit Agreement.

7.Entire Agreement. This Agreement, the Amended DIP Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

8.Effect of the Amendment. On and after the Amendment No. 3 Effective Date, (i) each reference to the “Credit Agreement” in any Credit Document shall be deemed to be a reference to the Amended DIP Credit Agreement, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Amended DIP Credit Agreement, shall, unless the context otherwise requires, mean the Amended DIP Credit Agreement and (iii) this Agreement shall constitute a “Credit Document” for all purposes of the Amended DIP Credit Agreement and the other Credit Documents. Except as expressly provided in this Agreement, all Credit Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any DIP Creditor or the Co-Administrative Agents under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of the Existing DIP Credit Agreement.

9.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

10.Miscellaneous. The provisions of Sections 9.11 and 9.15 of the Existing DIP Credit Agreement are incorporated by reference herein and made a part hereof.
11.Direction to Agents. Pursuant to Section 9.08(b) of the DIP Credit Agreement, each of the DIP Creditors party hereto, together constituting the Required DIP Creditors, hereby directs the Co-Administrative Agents and the Collateral Agent to execute and deliver this Agreement.

12.Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

13.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation amendments, waivers and consents) shall be deemed to include electronic signatures on electronic platforms approved by the Co-Administrative Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

[Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ACQUIOM AGENCY SERVICES LLC, as Co-Administrative Agent and Collateral Agent
By:
Name: Title:

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

Execution Version

SEAPORT LOAN PRODUCTS LLC as Co-Administrative Agent
By:
Name: Title:

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

[DIP CREDITORS] as DIP Creditor
By:
Name: Title:

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

ENVIVA INC.
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA GP, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA, LP By: Enviva GP, LLC, as its sole general partner

By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PARTNERS FINANCE CORP.
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

ENVIVA ENERGY SERVICES, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS WAYCROSS, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS GREENWOOD, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS LUCEDALE, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS EPES, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

ENVIVA PELLETS EPES FINANCE COMPANY, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS EPES HOLDINGS, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA HOLDINGS, LP
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA AIRCRAFT HOLDINGS CORP.
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA MANAGEMENT COMPANY, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

ENVIVA SHIPPING HOLDINGS, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PELLETS BOND, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA MLP INTERNATIONAL HOLDINGS LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA PORT OF PASCAGOULA, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

ENVIVA HOLDINGS GP, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC
By:
Name: James P. Geraghty Title: Executive Vice President, Finance

[Signature Page to Amendment No. 3 to DIP Credit and Note Purchase Agreement]